[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) HIGH
                INCOME SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) HIGH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                     NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION
                                                    AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman and              LAWRENCE T. PERERA (born 06/23/35) Trustee
President Massachusetts Financial Services Company,                   Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                                      WILLIAM J. POORVU (born 04/10/35) Trustee Harvard
JOHN W. BALLEN* (born 09/12/59) Trustee Massachusetts                 University Graduate School of Business Administration,
Financial Services Company, President and Director                    Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a
KEVIN J. PARKE* (born 12/14/59) Trustee Massachusetts                 mutual fund), Vice Chairman and Trustee
Financial Services Company, Chief Investment Officer,
Executive Vice President and Director                                 J. DALE SHERRATT (born 09/23/38) Trustee Insight Resources,
                                                                      Inc. (acquisition planning specialists), President;
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee Brigham and            Wellfleet Investments (investor in health care companies),
Women's Hospital, Chief of Cardiac Surgery; Harvard Medical           Managing General Partner (since 1993); Paragon Trade
School, Professor of Surgery                                          Brands, Inc. (disposable consumer products), Director;
                                                                      Cambridge Nutraceuticals (professional nutritional
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee            products), Chief Executive Officer (until May 2001)
Edmund Gibbons Limited (diversified holding company), Chief
Executive Officer; Colonial Insurance Company Ltd.,                   ELAINE R. SMITH (born 04/25/46) Trustee Independent health
Director and Chairman; Bank of Butterfield, Chairman (until           care industry consultant
1997)
                                                                      WARD SMITH (born 09/13/30) Trustee Private investor;
WILLIAM R. GUTOW (born 09/27/41) Trustee Private investor             Sundstrand Corporation (manufacturer of highly engineered
and real estate consultant; Capitol Entertainment                     products for industrial and aerospace applications),
Management Company (video franchise), Vice Chairman                   Director (until June 1999)

J. ATWOOD IVES (born 05/01/36) Trustee Private investor;
KeySpan Corporation (energy related services), Director;
Eastern Enterprises (diversified services company),
Chairman, Trustee and Chief Executive Officer (until
November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee Private investor;
Rockefeller Financial Services, Inc. (investment advisers),
Chairman and Chief Executive Officer


OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman and               STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk
President Massachusetts Financial Services Company,                   Massachusetts Financial Services Company, Senior Vice
Chairman and Chief Executive Officer                                  President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant Secretary           ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
and Assistant Clerk Massachusetts Financial services                  Massachusetts Financial Services Company, Vice President
Company, Senior Vice President and Associate General                  (since August 2000); UAM Fund Services, Senior Vice
Counsel                                                               President (prior to August 2000)

MARK E. BRADLEY (born 11/23/59) Assistant Treasurer                   ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President              Massachusetts Financial Services Company, Vice President
(since March 1997)                                                    (since September 1996)

                                                                      JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                                      Massachusetts Financial Services
                                                                      Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


INVESTMENT ADVISER                                                    INVESTOR SERVICE
Massachusetts Financial Services Company                              MFS Service Center, Inc.
500 Boylston Street                                                   P.O. Box 2281
Boston, MA 02116-3741                                                 Boston, MA 02107-9906

DISTRIBUTOR                                                           For general information, call toll free:
MFS Fund Distributors, Inc.                                           1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                                   8 p.m. Eastern time.
Boston, MA 02116-3741
                                                                      For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                                    individuals, call toll free: 1-800-637-6576 any
Bernard Scozzafava*                                                   business day from 9 a.m. to 5 p.m. Eastern time.
                                                                      (To use this service, your phone must be equipped
CUSTODIAN                                                             with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                                      For share prices, account balances, exchanges or
AUDITORS                                                              stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                                      touch- tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your                        WORLD WIDE WEB
investment professional or, for an information                        www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, Initial Class shares of the series provided a total return of 2.07%, and Service Class shares 1.62%. These returns include the reinvestment of any dividends and capital gains distributions and compare to returns of 2.73% and -1.11%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective classification, adjusted for the reinvestment of capital gain distributions and income dividends.

While high-yield bonds rebounded off their lows during the fourth quarter of 2001, the past year was a difficult and volatile period for the high-yield market as the spread between the yield on high-yield bonds and U.S. Treasuries fluctuated significantly. As the yields on high-income bonds increased, the value of our holdings declined. At the end of December, high-yield bonds yielded, on average, 12.25%, compared to 5% for Treasury bonds of similar maturities, resulting in a spread of about 7.25% or 725 basis points. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

By the end of the year, the market recovered most of its losses from September due to very strong inflows into high-yield mutual funds and renewed investor confidence that the economy is poised to recover in 2002. New high-yield bond issuance, while up from last year, has not kept pace with demand. While research indicated that better quality, highly-traded issues appreciated more than lower-quality bonds in the secondary market, even lower-rated bonds benefited from the strong market as investors' risk tolerance seemed to increase due to high cash positions and attractive yields. Nevertheless, our greater exposure to lower-rated bonds relative to the Lehman Index was the primary reason for our underperformance versus the benchmark.

Given an environment of slowing economic growth and rising defaults, we increased our exposure to higher-quality issuers in defensive sectors such as media, gaming, and health care during the period. Within the media sector we've focused primarily on cable companies such as Charter Communications and Adelphia Communications. In our view, these companies offered the combination of attractive growth potential with stable cash flows. Despite the slowing economy, our research uncovered a number of cable companies that continued to show revenue growth from new digital television services and increased demand for high-speed Internet service.

We've also added "BB"-rated gaming bonds, given the relatively reliable cash flow of these companies, and casino bonds generally performed well for the portfolio. Although travel related bonds registered some of the largest price declines following the September 11 attacks, the portfolio was well positioned in better-quality names, which have since recovered most of their initial losses.

In the health care sector, we've added selectively to higher-quality names, such as HCA and Tenet Healthcare. Tenet was upgraded to investment-grade quality during the period, so we have since liquidated the position. However, the bonds appreciated significantly prior to and following the upgrade, which provided a lift to performance.

On the other hand, our telecommunications holdings have been a drag on performance. We started the year slightly overweighted in the industry and have steadily reduced our exposure in response to the deteriorating fundamentals. We were slightly underweighted in the sector at the end of the year. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper. This decision benefited performance during the period.

As we enter 2002, we think that it is likely the high-yield market will remain volatile in the near term, but at a spread of 725 basis points or 7.25% over U.S. Treasuries of comparable maturities at the end of the period, we think the market is fairly valued, and that the expectation for further defaults is already reflected in bond prices. According to our research, as the economy came out of its last recession, the spread on high-yield bonds versus Treasuries tightened to its historic average of about 480 basis points. If the current spread were to tighten to its historic average that would result in material price appreciation. Of course, past performance is no guarantee of future results, but with high-yield issues averaging 12.25% at the end of the period, we believe that investors were being paid adequately to wait for potential capital appreciation. As was the case earlier this year, we expect that this historically wide yield spread may eventually attract investors back to the high-yield market.

    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the strategic income and high-yield portfolios of our mutual funds, variable annuities, offshore investment products, and institutional products.

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995
Class inception: Initial Class  July 26, 1995
                 Service Class  May 1, 2000

Size: $87.7 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes may be greater or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2001. Index information is from August 1, 1995.)

            MFS High Income        Lipper High Yield       Lehman Brother High
         Series--Initial Class         Bond Index            Yield Bond Index
"8/95"         $10,000                  $10,000                  $10,000
"12/97"         13,370                   13,321                   13,265
"12/98"         13,346                   13,311                   13,434
"12/99"         14,206                   13,944                   13,802
"12/00"         13,258                   12,569                   12,535
"12/01"         13,533                   12,429                   12,876

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                             1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------
Cumulative Total Return                      +2.07%        +1.40%       +15.00%       +35.33%
-----------------------------------------------------------------------------------------------
Average Annual Total Return                  +2.07%        +0.46%       + 2.84%       + 4.82%
-----------------------------------------------------------------------------------------------

SERVICE CLASS
                                             1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------
Cumulative Total Return                      +1.62%        +1.15%       +14.72%       +35.00%
-----------------------------------------------------------------------------------------------
Average Annual Total Return                  +1.62%        +0.38%       + 2.79%       + 4.78%
-----------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                             1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------
Lipper High Yield Bond Index+                -1.11%        -2.26%       + 1.10%       + 3.45%
-----------------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#       +2.73%        -1.40%       + 1.81%       + 4.02%
-----------------------------------------------------------------------------------------------
  * For  the  period  from the commencement of the series' investment operations, July 26, 1995, through December 31, 2001. Index information is from August 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FORM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase unit price volatility. See the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS High Income Series, which was held on November 1, 2001, all items were passed. The final results are as follows:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                         NUMBER OF SHARES
                                                    --------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                   7,180,404.508  119,634.855
John W. Ballen                                      7,180,404.508  119,634.855
Lawrence H. Cohn                                    7,180,392.151  119,647.212
J. David Gibbons                                    7,172,694.831  127,344.532
William R. Gutow                                    7,180,392.151  119,647.212
J. Atwood Ives                                      7,180,392.151  119,647.212
Abby M. O'Neill                                     7,172,310.687  127,728.676
Lawrence T. Perera                                  7,180,392.151  119,647.212
William J. Poorvu                                   7,180,392.151  119,647.212
Arnold D. Scott                                     7,180,404.508  119,634.855
J. Dale Sherratt                                    7,180,392.151  119,647.212
Elaine R. Smith                                     7,180,008.007  120,031.356
Ward Smith                                          7,172,694.831  127,344.532

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                 6,930,501.448
Against                                               140,368.890
Abstain                                               229,169.025

ITEM 3.  The amendment or removal of certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                 6,943,270.129
Against                                               125,602.885
Abstain                                               231,166.349

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                 6,995,518.626
Against                                                69,963.948
Abstain                                               234,556.789

ITEM 5. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                                 NUMBER OF SHARES
-------------------------------------------------------------------
For                                                 7,063,673.065
Against                                                44,254.420
Abstain                                               192,111.878

PORTFOLIO OF INVESTMENTS - December 31, 2001

Bonds - 85.0%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 78.0%
  Advertising & Broadcasting - 8.0%
    Acme Television LLC, 10.875s, 2004                                   $  395           $   379,200
    Allbritton Communications Co., 9.75s, 2007                              160               167,200
    Benedek Communications Corp., 13.25s, 2006**                            380               269,800
    CD Radio, Inc., 14.5s, 2009                                              50                27,500
    Chancellor Media Corp., 8.75s, 2007                                     200               209,000
    Chancellor Media Corp., 8s, 2008                                        580               603,200
    Echostar Broadband Corp., 10.375s, 2007                                 665               696,587
    Echostar DBS Corp., 9.375s, 2009                                        745               763,625
    Emmis Communications, 0s to 2006, 12.5s to 2011                         660               399,300
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                            200               208,000
    Granite Broadcasting Corp., 10.375s, 2005                                55                48,400
    Granite Broadcasting Corp., 8.875s, 2008                                 50                40,000
    LIN Holdings Corp., 0s to 2003, 10s to 2008                             820               524,800
    Lin Television Corp., 8s, 2008                                          350               352,625
    Paxson Communications Corp., 10.75s, 2008                               450               471,938
    Primedia, Inc., 8.875s, 2011                                            410               369,000
    Radio One, Inc., 8.875s, 2011                                           235               242,050
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                        400               396,000
    World Color Press, Inc., 7.75s, 2009                                    135               127,846
    XM Satellite Radio, Inc., 14s, 2010                                     175               138,469
    Young Broadcasting, Inc., 8.75s, 2007                                   275               250,938
    Young Broadcasting, Inc., 8.5s, 2008##                                  370               371,850
                                                                                          -----------
                                                                                          $ 7,057,328
-----------------------------------------------------------------------------------------------------
  Aerospace - 2.6%
    Airplane Pass-Through Trust, 10.875s, 2019                           $   74           $    29,852
    Alliant Techsystems, Inc., 8.5s, 2011                                   325               338,000
    Argo Tech Corp., 8.625s, 2007                                            85                54,400
    K & F Industries, Inc., 9.25s, 2007                                     465               453,375
    L-3 Communications Corp., 10.375s, 2007                                 400               428,500
    L-3 Communications Corp., 8s, 2008                                      125               127,813
    MOOG, Inc., 10s, 2006                                                   825               839,437
                                                                                          -----------
                                                                                          $ 2,271,377
-----------------------------------------------------------------------------------------------------
  Automotive - 3.5%
    American Axle & Manufacturing, Inc., 9.75s, 2009                     $  615           $   630,375
    Collins & Aikman Products Co., 10.75s, 2011##                           155               155,387
    Dura Operating Corp., 9s, 2009                                          470               441,800
    Hayes Lemmerz International, Inc., 11.875s, 2006**##                    195                91,650
    Hayes Wheels International, Inc., 11s, 2006**                           110                 4,950
    Lear Corp., 8.11s, 2009                                                 595               608,810
    Navistar International Corp., 9.375s, 2006                            1,015             1,065,750
    Oxford Automotive, Inc., 10.125s, 2007**                                100                11,000
    Venture Holdings Trust, 9.5s, 2005                                       60                45,600
                                                                                          -----------
                                                                                          $ 3,055,322
-----------------------------------------------------------------------------------------------------
  Building - 3.9%
    AAF-McQuay, Inc., 8.875s, 2003                                       $  125           $   124,688
    American Standard, Inc., 7.125s, 2003                                    70                71,050
    American Standard, Inc., 7.375s, 2008                                   720               720,000
    American Standard, Inc., 7.625s, 2010                                   175               175,000
    Atrium Cos, Inc., 10.5s, 2009                                           340               312,800
    Building Materials Corp., 8.625s, 2006                                  470               384,812
    Formica Corp., 10.875s, 2009                                            235                70,500
    General Binding Corp., 9.375s, 2008                                     420               336,000
    MMI Products, Inc., 11.25s, 2007                                        300               276,750
    MMI Products, Inc., 13s, 2007##                                         120               115,500
    Nortek, Inc., 9.25s, 2007                                               480               489,600
    Nortek, Inc., 8.875s, 2008                                              300               300,750
                                                                                          -----------
                                                                                          $ 3,377,450
-----------------------------------------------------------------------------------------------------
  Business Services - 3.2%
    Actuant Finance Corp., 13s, 2009                                     $  560           $   599,200
    Iron Mountain, Inc., 8.625s, 2013                                       245               252,350
    Pierce Leahy Corp., 9.125s, 2007                                        315               332,325
    Unisys Corp., 8.125s, 2006                                              345               346,725
    Unisys Corp., 7.875s, 2008                                              325               316,875
    United Stationers Supply Co., 8.375s, 2008                              950               958,312
                                                                                          -----------
                                                                                          $ 2,805,787
-----------------------------------------------------------------------------------------------------
  Chemicals - 2.0%
    Huntsman ICI Holdings, 10.125s, 2009                                 $  485           $   451,050
    Lyondell Chemical Co., 9.625s, 2007                                      90                90,450
    Lyondell Chemical Co., 9.875s, 2007                                     510               508,725
    Lyondell Chemical Co., 10.875s, 2009                                     45                41,625
    MacDermid, Inc., 9.125s, 2011                                           190               194,750
    Noveon, Inc., 11s, 2011                                                 150               157,500
    Sovereign Specialty Chemicals, 11.875s, 2010                            245               235,200
    Sterling Chemicals, Inc., 11.75s, 2006**                                 95                 9,263
    Sterling Chemicals, Inc., 11.25s, 2007**                                235                22,912
                                                                                          -----------
                                                                                          $ 1,711,475
-----------------------------------------------------------------------------------------------------
  Construction - 0.6%
    D.R. Horton, Inc., 8s, 2009                                          $  175           $   173,688
    D.R. Horton, Inc., 9.75s, 2010                                          240               247,200
    D.R. Horton, Inc., 9.375s, 2011                                          85                87,125
    Meritage Corp., 9.75s, 2011                                              60                61,875
                                                                                          -----------
                                                                                          $   569,888
-----------------------------------------------------------------------------------------------------
  Consumer Cyclical - 1.0%
    Kindercare Learning Centers, Inc., 9.5s, 2009                        $  310           $   296,050
    Williams Scotsman, Inc., 9.875s, 2007                                   625               603,125
                                                                                          -----------
                                                                                          $   899,175
-----------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.6%
    Remington Products Co., 11s, 2006                                    $   95           $    72,675
    Samsonite Corp., 10.75s, 2008                                           270               189,000
    Sealy Mattress Co., 9.875s, 2007##                                      435               435,000
    SI Corp, Inc., 13s, 2008**                                              245                73,500
    Simmons Co., 10.25s, 2009                                               450               454,500
    Westpoint Stevens, Inc., 7.875s, 2005                                   125                40,312
    Westpoint Stevens, Inc., 7.875s, 2008                                   525               154,875
                                                                                          -----------
                                                                                          $ 1,419,862
-----------------------------------------------------------------------------------------------------
  Containers - 2.3%
    Applied Extrusion Technologies, 10.75s, 2011                         $  145           $   154,425
    Atlantis Plastics, Inc., 11s, 2003                                       90                85,500
    Ball Corp., 8.25s, 2008                                                 350               369,250
    Huntsman Packaging Corp., 13s, 2010                                     110               110,550
    Plastipak Holdings, 10.75s, 2011##                                      700               735,000
    Silgan Holdings, Inc., 9s, 2009                                         525               530,250
                                                                                          -----------
                                                                                          $ 1,984,975
-----------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.4%
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                    $  550           $   377,805
-----------------------------------------------------------------------------------------------------
  Energy - 1.7%
    P&L Coal Holdings Corp., 8.875s, 2008                                $  268           $   284,080
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,129             1,210,852
                                                                                          -----------
                                                                                          $ 1,494,932
-----------------------------------------------------------------------------------------------------
  Energy - Independent - 1.8%
    Belden & Blake Corp., 9.875s, 2007                                   $  405           $   326,025
    Chesapeake Energy Corp., 8.125s, 2011##                                 870               848,250
    Continental Resources, Inc., 10.25s, 2008                               200               174,000
    Pioneer Natural Resources Co., 9.625s, 2010                             180               199,350
                                                                                          -----------
                                                                                          $ 1,547,625
-----------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    AMC Entertainment, Inc., 9.5s, 2011                                  $  520           $   505,700
    American Skiing Co., 12s, 2006                                           25                16,500
    Vail Resorts, Inc., 8.75s, 2009##                                       190               184,300
                                                                                          -----------
                                                                                          $   706,500
-----------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.3%
    Fleming Cos., Inc., 10.625s, 2007##                                  $  250           $   238,750
    Michael Foods, Inc., 11.75s, 2011                                       855               923,400
                                                                                          -----------
                                                                                          $ 1,162,150
-----------------------------------------------------------------------------------------------------
  Forest & Paper Products - 2.8%
    Appleton Papers, Inc., 12.5s, 2008##                                 $  270           $   259,200
    Buckeye Technologies, Inc., 8.5s, 2005                                  190               183,350
    Buckeye Technologies, Inc., 9.25s, 2008                                 425               420,750
    Buckeye Technologies, Inc., 8s, 2010                                    100                92,500
    Fibermark, Inc., 10.75s, 2011                                           220               198,000
    Gaylord Container Corp., 9.375s, 2007                                   220               184,800
    Gaylord Container Corp., 9.75s, 2007                                    180               151,200
    Riverwood International Corp., 10.25s, 2006                             515               526,587
    Riverwood International Corp., 10.625s, 2007                            175               183,750
    Riverwood International Corp., 10.875s, 2008                             10                10,150
    Speciality Paperboard, Inc., 9.375s, 2006                               125               110,000
    U.S. Timberlands Co., 9.625s, 2007                                      240               160,800
                                                                                          -----------
                                                                                          $ 2,481,087
-----------------------------------------------------------------------------------------------------
  Gaming - 9.0%
    Ameristar Casinos, Inc., 10.75s, 2009                                $  175           $   189,000
    Argosy Gaming Co., 10.75s, 2009                                         220               240,900
    Aztar Corp., 8.875s, 2007                                               620               641,700
    Boyd Gaming Corp., 9.5s, 2007                                           100               101,000
    Boyd Gaming Corp., 9.25s, 2009##                                        635               649,288
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                630               648,900
    Hollywood Park, Inc., 9.25s, 2007                                       675               583,875
    Horseshoe Gaming LLC, 8.625s, 2009                                      415               429,006
    Mandalay Resort Group, 9.5s, 2008                                       260               272,350
    MGM Grand, Inc., 9.75s, 2007                                            470               492,325
    MGM Mirage, Inc., 8.375s, 2011                                        1,165             1,150,438
    Park Place Entertainment Corp., 8.875s, 2008                          1,295             1,311,187
    Scientific Games Corp., 12.5s, 2010                                     170               187,000
    Station Casinos, Inc., 8.375s, 2008                                     540               547,425
    Station Casinos, Inc., 8.875s, 2008                                     230               225,400
    Station Casinos, Inc., 9.875s, 2010                                     230               232,875
                                                                                          -----------
                                                                                          $ 7,902,669
-----------------------------------------------------------------------------------------------------
  Industrial - 1.4%
    Allied Waste North America, Inc., 7.625s, 2006                       $  690           $   681,375
    Allied Waste North America, Inc., 8.875s, 2008                          215               221,450
    Allied Waste North America, Inc., 10s, 2009                             100               102,500
    Motors & Gears, Inc., 10.75s, 2006                                      255               221,850
                                                                                          -----------
                                                                                          $ 1,227,175
-----------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.4%
    Willis Corroon Corp., 9s, 2009                                       $  380           $   391,400
-----------------------------------------------------------------------------------------------------
  Machinery - 2.3%
    Agco Corp., 9.5s, 2008                                               $  460           $   480,700
    Blount, Inc., 7s, 2005                                                  330               237,600
    Blount, Inc., 13s, 2009                                                  50                23,000
    Columbus McKinnon Corp., 8.5s, 2008                                     370               331,150
    International Knife & Saw, Inc., 11.375s, 2006**                        100                 2,500
    Manitowoc Co., Inc., 10.375s, 2011                                 EUR  290               260,652
    Numatics, Inc., 9.625s, 2008                                            140                49,000
    Terex Corp., 8.875s, 2008                                               235               234,706
    Terex Corp., 10.375s, 2011                                              335               348,400
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008**                  625                   312
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                  150                56,250
                                                                                          -----------
                                                                                          $ 2,024,270
-----------------------------------------------------------------------------------------------------
  Media - Cable - 5.0%
    Adelphia Communications Corp., 8.375s, 2008                          $  550           $   503,250
    Adelphia Communications Corp., 9.375s, 2009                             305               289,750
    Century Communications Corp., 0s, 2008                                  275               140,250
    Charter Communications Holdings, 8.25s, 2007                          1,090             1,047,762
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011              500               360,000
    Frontiervision Operating Partnership LP, 11s, 2006                      250               257,813
    Insight Midwest, 9.75s, 2009                                            460               485,300
    Mediacom Broadband LLC & Media, 11s, 2013                               235               257,913
    Mediacom LLC/Mediacom Capital Co., 9.5s, 2013                           275               285,312
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                   455               113,750
    NTL, Inc., 10s, 2007                                                    105                35,700
    NTL, Inc., 0s to 2003, 9.75s to 2008                                    510               142,800
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                     405               380,700
    United International Holdings, 0s to 2003, 10.75s to 2008               350                85,750
                                                                                          -----------
                                                                                          $ 4,386,050
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 4.4%
    Alaris Medical Systems, Inc., 11.625s, 2006##                        $   70           $    75,600
    Alliance Imaging, Inc., 10.375s, 2011                                   245               259,700
    Beverly Enterprises, Inc., 9.625s, 2009                                 515               540,750
    Fisher Scientific International, Inc., 9s, 2008                         325               333,125
    HCA Healthcare Co., 7.875s, 2011                                        895               921,850
    Healthsouth Corp., 8.375s, 2011##                                       555               571,650
    Insight Health Services Corp., 9.875s, 2011##                           300               310,500
    Prime Medical Services, Inc., 8.75s, 2008                               325               300,625
    Triad Hospitals, Inc., 8.75s, 2009                                      500               522,500
                                                                                          -----------
                                                                                          $ 3,836,300
-----------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Century Aluminum, Co., 11.75s, 2008##                                $   65           $    67,275
    Compass Minerals Group, Inc., 10s, 2011##                                90                93,375
    Doe Run Resources Corp., 11.25s, 2005                                   150                27,000
    Jorgensen (Earle M.) Co., 9.5s, 2005                                    390               374,400
                                                                                          -----------
                                                                                          $   562,050
-----------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.5%
    El Paso Energy Partners, 8.5s, 2011                                  $  395           $   404,875
-----------------------------------------------------------------------------------------------------
  Oil Services - 3.1%
    Clark Refining & Marketing, Inc., 8.625s, 2008                       $  160           $   137,600
    Dresser, Inc., 9.375s, 2011                                             330               336,600
    Forest Oil Corp., 8s, 2011##                                            125               125,000
    Grant Prideco, Inc., 9.625s, 2007                                       180               178,650
    Gulfmark Offshore, Inc., 8.75s, 2008                                    545               520,475
    Mission Resources Corp., 10.875s, 2007                                  340               306,000
    Sesi LLC, 8.875s, 2011                                                  215               202,100
    Stone Energy Corp., 8.25s, 2011##                                       135               135,337
    Tesoro Petroleum Corp., 9s, 2008                                        400               403,000
    Westport Resources Corp., 8.25s, 2011##                                 350               353,500
                                                                                          -----------
                                                                                          $ 2,698,262
-----------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Hollinger International Publishing, 9.25s, 2007                      $  215           $   211,775
    Liberty Group Operating, Inc., 9.375s, 2008                              45                31,050
    TransWestern Publishing Company LLC, 9.625s, 2007                        85                87,125
                                                                                          -----------
                                                                                          $   329,950
-----------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.1%
    Eldorado Resorts LLC, 10.5s, 2006                                    $   50           $    48,500
    HMH Properties, Inc., 8.45s, 2008                                       835               780,725
    Prime Hospitality Corp., 9.75s, 2007                                    160               157,600
                                                                                          -----------
                                                                                          $   986,825
-----------------------------------------------------------------------------------------------------
  Retail - 2.7%
    Advance Stores, Inc., 10.25s, 2008##                                 $  250           $   253,750
    Duane Reade, Inc., 9.25s, 2008                                          425               418,625
    Finlay Enterprises, Inc., 9s, 2008                                      200               178,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                                 325               299,000
    Gap, Inc., 8.8s, 2008##                                                 535               468,115
    J.Crew Operating Corp., 10.375s, 2007                                   390               312,000
    K Mart Corp., 9.375s, 2006                                              425               349,563
    K Mart Corp., 7.75s, 2012                                               100                65,000
                                                                                          -----------
                                                                                          $ 2,344,053
-----------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    Haynes International, Inc., 11.625s, 2004                            $  125           $    56,250
-----------------------------------------------------------------------------------------------------
  Steel - 1.3%
    AK Steel Holding Corp., 9.125s, 2006                                 $  450           $   461,250
    Commonwealth Aluminum Corp., 10.75s, 2006                               195               196,950
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          225               223,875
    WCI Steel, Inc., 10s, 2004                                              490               256,025
                                                                                          -----------
                                                                                          $ 1,138,100
-----------------------------------------------------------------------------------------------------
  Supermarket - 0.3%
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                   $  140           $       175
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                   35                    44
    Southland Corp., 5s, 2003                                               260               248,921
                                                                                          -----------
                                                                                          $   249,140
-----------------------------------------------------------------------------------------------------
  Telecom - Wireless - 5.6%
    Alamosa PCS Holdings, Inc., 0s to 2005, 12.875s to 2010              $  390           $   237,900
    American Cellular Corp., 9.5s, 2009                                     205               200,900
    American Tower Corp., 9.375s, 2009                                      280               221,900
    AT&T Wireless Services, Inc., 7.875s, 2011                              395               421,031
    Centennial Cellular Operating Co., 10.75s, 2008                         500               405,000
    Crown Castle International Corp., 10.75s, 2011                          625               610,937
    Dobson Communications Corp., 10.875s, 2010                              190               199,500
    McCaw International Ltd., 0s to 2002, 13s to 2007**                     260                13,000
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                   50                35,438
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                  985               677,187
    Nextel Communications, Inc., 9.5s, 2011                                 490               374,850
    Nextel International, Inc., 0s to 2003, 12.125s to 2008**               185                 9,250
    Nextel Partners, Inc., 12.5s, 2009##                                    165               144,375
    Rural Cellular Corp., 9.625s, 2008                                      175               176,750
    SpectraSite Holdings, Inc., 0s to 2003, 12s to 2008                     175                54,250
    SpectraSite Holdings, Inc., 0s to 2004, 11.25s to 2009                  940               244,400
    SpectraSite Holdings, Inc., 10.75s, 2010                                100                49,000
    Telecorp PCS, Inc., 10.625s, 2010                                       170               194,225
    Triton PCS, Inc., 8.75s, 2011##                                         300               300,000
    Voicestream Wireless Corp., 10.375s, 2009                               140               159,876
    Western Wireless Corp., 10.5s, 2007                                     200               206,000
                                                                                          -----------
                                                                                          $ 4,935,769
-----------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.3%
    Allegiance Telecommunications, Inc., 0s to 2003, 11.75s to 2008      $  365           $   164,250
    Allegiance Telecommunications, Inc., 12.875s, 2008                      165               122,925
    Exodus Communications, Inc., 11.25s, 2008**                             140                25,900
    Exodus Communications, Inc., 11.625s, 2010**                            205                37,925
    Focal Communications Corp., 0s to 2003, 12.125 to 2008                  190                53,200
    Focal Communications Corp., 11.875s, 2010                                85                34,850
    Hyperion Telecommunication, Inc., 12s, 2007                             250                 2,500
    ICG Holdings, Inc., 12.5s, 2006**                                       110                 7,700
    ITC Deltacom, Inc., 9.75s, 2008                                         410               151,700
    MJD Communications, Inc., 9.5s, 2008                                    190               161,500
    PSINET, Inc., 10.5s, 2006**                                             250                19,375
    PSINET, Inc., 11s, 2009**                                               205                15,888
    Time Warner Telecommunications LLC, 9.75s, 2008                         335               266,325
    XO Communications, Inc., 9.625s, 2007**                                  25                 2,969
    XO Communications, Inc., 10.75s, 2009**                                 195                23,400
    XO Communications, Inc., 0s to 2004, 12.25s to 2009**                   175                13,781
                                                                                          -----------
                                                                                          $ 1,104,188
-----------------------------------------------------------------------------------------------------
  Tire & Rubber - 0.1%
    Day International Group, Inc., 11.125s, 2005                         $   50           $    47,000
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp., 8.875s, 2011                                              $  300           $   246,000
    CMS Energy Corp., 8.5s, 2011                                            330               326,964
    NRG South Central Generating LLC, 8.962s, 2016                          257               258,731
                                                                                          -----------
                                                                                          $   831,695
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $68,378,759
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 7.0%
  Bermuda
    Global Crossing Holdings Ltd., 8.7s, 2007 (Telecom - Wireline)       $  355           $    30,175
    Global Crossing Holdings Ltd., 9.5s, 2009 (Telecom - Wireline)          115                11,500
                                                                                          -----------
                                                                                          $    41,675
-----------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Acetex Corp., 10.875s, 2009 (Chemcials)##                            $  310           $   310,000
    Canada West Media, Inc., 10.625s, 2011 (Advertising & Broadcasting)      65                69,550
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecom - Wireline)                                                  550                71,500
    Luscar Coal Ltd., 9.75s, 2011 (Energy - Independent)##                  205               216,384
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)**                    40                16,000
    Quebecor Media, Inc., 11.125s, 2011 (Advertising & Broadcasting)        275               293,562
    Russel Metals, Inc., 10s, 2009 (Metals and Minerals)                    145               144,275
    Worldwide Fiber, Inc., 12s, 2009 (Telecom - Wireline)**                 250                   313
                                                                                          -----------
                                                                                          $ 1,121,584
-----------------------------------------------------------------------------------------------------
  Cayman Islands - 0.1%
    Triton Energy Ltd., 8.875s, 2007 (Energy - Independent)              $   60           $    66,600
-----------------------------------------------------------------------------------------------------
  Germany - 1.1%
    Callahan Nordrhein Westfallen, 14s, 2010 (Media - Cable)             $  385           $   254,100
    Ekabel Hessen, 14.5s, 2010 (Media - Cable)                              425               199,750
    Fresenius Med Care Capital Trust, 7.875s, 2008
      (Medical and Health Technology and Services)                          345               345,000
    Messer Griesheim Holding, 10.375s, 2011 (Chemicals)                EUR  145               136,132
                                                                                          -----------
                                                                                          $   934,982
-----------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and Beverage Products)    $   55           $    52,250
-----------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Millicom International Cellular, 13.5s, 2006 (Telecom - Wireless)    $  180           $   118,800
    PTC International Finance II S.A., 11.25s, 2009 (Telecom - Wireline)    180               179,100
                                                                                          -----------
                                                                                          $   297,900
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    CompleTel Europe N.V., 0s to 2004, 14s to 2009 (Telecom - Wireline)  $  210           $    37,800
    Hermes Europe Railtel B.V., 10.375s, 2009 (Telecom - Wireline)**         50                 4,625
    Kappa Beheer B.V., 10.625s, 2009 (Forest & Paper Products)              450               490,500
    Tele1 Europe B.V., 13s, 2009 (Telecom - Wireless)                       385               138,600
    United Pan Europe, 10.875s, 2009 (Media - Cable)                        250                32,500
    United Pan Europe, 11.25s, 2010 (Media - Cable)                         100                13,000
    United Pan Europe, 0s to 2005, 13.75s to 2010 (Media - Cable)           310                24,800
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)                  80                85,600
                                                                                          -----------
                                                                                          $   827,425
-----------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Ocean Rig Norway AS, 10.25s, 2008 (Energy)                           $   90           $    78,300
-----------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    Flextronics International Ltd., 8.75s, 2007 (Electronics)            $  300           $   306,000
    Flextronics International Ltd., 9.875s, 2010 (Electronics)              185               194,250
                                                                                          -----------
                                                                                          $   500,250
-----------------------------------------------------------------------------------------------------
  Spain - 0.1%
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                          $  240           $   121,200
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.4%
    Avecia Group PLC, 11s, 2009 (Chemicals)                              $  140           $   133,700
    COLT Telecom Group PLC, 12s, 2006 (Telecom - Wireline)                  415               365,200
    Diamond Cable Communications Corp. PLC, 11.75s, 2005 (Media - Cable)     10                 2,950
    Dolphin Telecom PLC, 0s to 2003, 11.50 to 2008 (Telecom - Wireless)**   475                    48
    Dolphin Telecom PLC, 0s to 2004, 14s, to 2009 (Telecom - Wireless)**    150                    15
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)                           235               192,700
    Euramax International PLC, 11.25s, 2006 (Metals and Minerals)           160               152,800
    Global TeleSystems, Inc., 10.875s, 2008 (Telecom - Wireline)**           50                   125
    Ono Finance PLC, 13s, 2009 (Media - Cable)                              525               398,344
    Ono Finance PLC, 14s, 2011 (Media - Cable)                              140               110,425
    Telewest Communications PLC, 9.625s, 2006 (Media - Cable)               125                86,875
    Telewest Communications PLC, 11s, 2007 (Media - Cable)                  125                90,000
    Telewest Communications PLC, 0s to 2004, 9.25 to 2009 (Media - Cable)   760               315,400
    Telewest Communications PLC, 9.875s, 2010 (Media - Cable)                65                45,500
    Telewest Communications PLC, 0s to 2005, 11.375s to 2010
      (Media - Cable)                                                       225                86,625
    United Biscuit Holdings PLC, 10.625s, 2011 (Food &
      Beverage Products)                                              EUR   125               124,380
                                                                                          -----------
                                                                                          $ 2,105,087
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 6,147,253
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $84,274,555)                                                $74,526,012
-----------------------------------------------------------------------------------------------------
Stocks
-----------------------------------------------------------------------------------------------------
                                                                         SHARES
-----------------------------------------------------------------------------------------------------
U.S. Stocks
  Metals & Minerals
    Metal Management, Inc.*                                               8,709           $    20,031
-----------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                              2,125           $        42
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $    20,073
-----------------------------------------------------------------------------------------------------
Foreign Stocks
  Netherlands
    CompleTel Europe N.V. (Telecom - Wireline)*##                        15,000           $    14,115
    Versatel Telecom International N.V., ADR (Telecom - Wireline)*        1,759                 1,672
                                                                                          -----------
                                                                                          $    15,787
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $152,016)                                                  $    35,860
-----------------------------------------------------------------------------------------------------
Preferred Stock - 1.5%
-----------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 0.2%
    Primedia, Inc. 8.625s*#                                               1,995           $    91,770
    Primedia, Inc., 10s*#                                                 1,500                61,500
                                                                                          -----------
                                                                                          $   153,270
-----------------------------------------------------------------------------------------------------
  Media - Cable - 0.9%
    CSC Holdings, Inc., 11.125*#                                          7,034           $   738,570
-----------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.4%
    Crown Castle International Corp., 12.75s*#                              188           $   139,120
    Rural Cellular Corp., 11.375s*#                                         292               239,440
                                                                                          -----------
                                                                                          $   378,560
-----------------------------------------------------------------------------------------------------
  Telecom - Wireline
    Global Crossings Holdings Ltd., 10.5s*#                               1,210           $     2,420
-----------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $1,595,463)                                       $ 1,272,820
-----------------------------------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-----------------------------------------------------------------------------------------------------
    Allegiance Telecom, Inc. (Telecom - Wireline)*                          437           $     3,623
    GT Group Telecom, Inc. (Telecom - Wireline)*                            550                 2,750
    Loral Orion Network Systems, Inc. (Telecom - Wireless)*                 100                   300
    Loral Orion Network Systems, Inc. (Telecom - Wireless)*                 200                 1,000
    McCaw International Ltd. (Telecom - Wireless)*##                        175                   437
    Ono Finance PLC (Media - Cable)*                                        525                 5,250
    Ono Finance PLC (Media - Cable)*                                        140                 1,400
    Pliant Corp. (Forest & Paper Products)*##                               110                   165
    XM Satellite Radio, Inc. (Media - Cable)*                               175                 5,250
-----------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $137,044)                                                $    20,175
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 8.0%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                           $  805           $   804,960
    Edison Asset Securitization LLC, due 1/02/02                          1,866             1,865,905
    General Electric Capital Corp., due 1/02/02                           1,217             1,216,939
    New Center Asset Trust, due 1/02/02                                   3,143             3,142,843
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 7,030,647
-----------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.2%
-----------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to
      be received $2,826,281 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                   $2,826           $ 2,826,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $96,015,725)                                          $85,711,514
Other Assets, Less Liabilities - 2.3%                                                       1,985,110
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $87,696,624
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
 # Payment-in-kind security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than
U.S. dollar. A list of abbreviations is shown below.

EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $96,015,725)             $ 85,711,514
  Cash                                                                       29
  Receivable for series shares sold                                     219,448
  Interest and dividends receivable                                   1,795,977
  Other assets                                                              197
                                                                   ------------
      Total assets                                                 $ 87,727,165
                                                                   ------------
Liabilities:
  Net payable for foreign currency exchange contracts subject
    to master netting agreements                                   $      2,071
  Payable for series shares reacquired                                   22,886
  Payable to affiliates -
    Management fee                                                        5,361
    Reimbursement fee                                                       171
    Distribution fee                                                         51
  Accrued expenses and other liabilities                                      1
                                                                   ------------
      Total liabilities                                            $     30,541
                                                                   ------------
Net assets                                                         $ 87,696,624
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $100,027,354
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (10,306,284)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (9,169,379)
  Accumulated undistributed net investment income                     7,144,933
                                                                   ------------
      Total                                                        $ 87,696,624
                                                                   ============
Shares of beneficial interest outstanding                           9,510,660
                                                                    =========
Initial Class:
Net asset value per share
  (net assets of 84,514,806 / 9,164,893 shares of beneficial
    interest outstanding)                                             $ 9.22
                                                                      ======
Service Class
  Net asset value per share
    (net assets of $3,181,818 / 345,767 shares of benefical
      interest outstanding)                                           $ 9.20
                                                                      ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  7,664,449
    Dividends                                                           129,053
                                                                   ------------
      Total investment income                                      $  7,793,502
                                                                   ------------
  Expenses -
    Management fee                                                 $    560,668
    Trustees' compensation                                                4,000
    Shareholder servicing agent fee                                      26,093
    Distribution and service fee (Service Class)                          1,189
    Administrative fee                                                    7,939
    Custodian fee                                                        32,028
    Printing                                                             47,345
    Postage                                                                   7
    Auditing fees                                                        40,372
    Legal fees                                                            7,214
    Miscellaneous                                                        23,696
                                                                   ------------
      Total expenses                                               $    750,551
    Fees paid indirectly                                                 (4,456)
    Reduction of expenses by investment adviser                         (72,101)
                                                                   ------------
      Net expenses                                                 $    673,994
                                                                   ------------
        Net investment income                                      $  7,119,508
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (6,622,974)
    Foreign currency transactions                                        (4,223)
                                                                   ------------
      Net realized loss on investment and foreign currency
        transactions                                               $ (6,627,197)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $    967,401
    Translation of assets and liabilities in foreign currencies           8,609
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $    976,010
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (5,651,187)
                                                                   ------------
          Increase in net assets from operations                   $  1,468,321
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                              2001                  2000
-----------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                       $ 7,119,508           $ 5,809,822
  Net realized loss on investments and foreign currency
    transactions                                               (6,627,197)           (1,130,001)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          976,010            (8,624,100)
                                                              -----------           -----------
    Increase (decrease) in net assets from operations         $ 1,468,321           $(3,944,279)
                                                              -----------           -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                  $(5,874,444)          $(4,551,617)
  From net investment income (Service Class)                          (82)               --
                                                              -----------           -----------
    Total distributions declared to shareholders              $(5,874,526)          $(4,551,617)
                                                              -----------           -----------
Net increase in net assets from series share transactions     $29,989,675           $12,012,690
                                                              -----------           -----------
      Total increase in net assets                            $25,583,470           $ 3,516,794
Net assets:
  At beginning of period                                       62,113,154            58,596,360
                                                              -----------           -----------
  At end of period (including accumulated undistributed net
    investment income of $7,144,933 and $5,830,608,
    respectively)                                             $87,696,624           $62,113,154
                                                              ===========           ===========
See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
INITIAL CLASS SHARES                            2001              2000              1999               1998              1997
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $ 9.84            $11.49            $11.53             $12.34            $10.87
                                              ------            ------            ------             ------            ------

Income from investment operations#(S)(S) -
  Net investment income(S)                    $ 0.90            $ 1.05            $ 1.03             $ 1.04            $ 0.95
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (0.68)            (1.75)            (0.28)             (1.02)             0.52
                                              ------            ------            ------             ------            ------
      Total from investment operations        $ 0.22            $(0.70)           $ 0.75             $ 0.02            $ 1.47
                                              ------            ------            ------             ------            ------

Less distributions declared to shareholders -
  From net investment income                  $(0.84)           $(0.95)           $(0.79)            $(0.62)           $ --
  From net realized gain on investments
    and foreign currency transactions           --                --                --                (0.21)             --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --                --                --                (0.00)+            --
                                              ------            ------            ------             ------            ------
      Total distributions declared to
        shareholders                          $(0.84)           $(0.95)           $(0.79)            $(0.83)           $ --
                                              ------            ------            ------             ------            ------
Net asset value - end of period               $ 9.22            $ 9.84            $11.49             $11.53            $12.34
                                              ======            ======            ======             ======            ======
Total return                                    2.07%           (6.67)%             6.44%             (0.18)%           13.52%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    0.91%             0.95%             1.01%              1.03%             1.01%
  Net investment income(S)(S)                   9.53%             9.79%             8.95%              8.67%             8.17%
Portfolio turnover                                64%               70%               76%               146%              139%
Net assets at end of period (000
Omitted)                                     $84,515           $62,113           $58,596            $42,890           $30,662

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution and service fees.
      In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                  $ 0.89            $ 1.05            $ 1.03             $ 1.05            $ 0.93
        Ratios (to average net assets):
          Expenses##                            1.01%             0.99%             0.97%              0.96%             1.15%
          Net investment income(S)(S)           9.43%             9.75%             8.99%              8.74%             8.03%

(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income and increase the net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to January
       1, 2001, have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED          PERIOD ENDED
SERVICE CLASS SHARES                                         DECEMBER 31, 2001    DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 9.86                $10.56
                                                                        ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                              $ 0.71                $ 0.80
  Net realized and unrealized loss on investments and foreign
    currency                                                             (0.54)                (1.50)
                                                                        ------                ------
      Total from investment operations                                  $ 0.17                $(0.70)
                                                                        ------                ------
Less distributions declared to shareholders from net investment
  income                                                                $(0.83)               $ --
                                                                        ------                ------
Net asset value - end of period                                         $ 9.20                $ 9.86
                                                                        ======                ======
Total return                                                              1.62%                (6.48)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.11%                 1.15%+
  Net investment income(S)(S)                                             8.97%                10.50%+
Portfolio turnover                                                          64%                   70%
Net assets at end of period (000 Omitted)                               $3,182                $    0+++

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution and service fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                           $ 0.70                $ 0.82
        Ratios (to average net assets):
          Expenses##                                                      1.21%                 1.19%+
          Net investment income(S)(S)                                     8.87%                10.46%+

(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income and increase the net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation. *For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Service Class net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer viable annuity and/or life insurance products. As of December 31, 2001, there were 32 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                          DECEMBER 31, 2001    DECEMBER 31, 2000
--------------------------------------------------------------------------------
Distributions paid from ordinary income          $5,874,526           $4,551,617

During the year ended December 31, 2001, accumulated undistributed net investment income increased by $69,343 and accumulated net realized loss on investments and foreign currency transactions increased by $69,343 due to differences between book and tax accounting for currency transactions and defaulted bond income. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                  Undistributed ordinary income   $  7,324,444
                  Capital loss carryforward         (8,984,670)
                  Unrealized loss                  (10,670,504)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $8,984,670 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

EXPIRATION DATE                                               AMOUNT
--------------------------------------------------------------------
December 31, 2006                                         $  267,151
December 31, 2007                                            943,276
December 31, 2008                                          1,153,169
December 31, 2009                                          6,621,074
                                                          ----------
    Total                                                 $8,984,670
                                                          ==========

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2001, aggregate unreimbursed expenses amounted to $142,997.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $68,860,813 and $41,465,213, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 96,200,434
                                                                 ------------
Gross unrealized depreciation                                    $(12,113,942)
Gross unrealized appreciation                                       1,625,022
                                                                 ------------
    Net unrealized depreciation                                  $(10,488,920)
                                                                 ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                       YEAR ENDED DECEMBER 31, 2001        YEAR ENDED DECEMBER 31, 2000
                                   --------------------------------    --------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            7,146,889       $ 68,107,064        4,154,463      $44,563,892
Shares issued to shareholders in
  reinvestment of distributions          627,611          5,874,436          431,842        4,551,612
Shares reacquired                     (4,919,068)       (47,138,097)      (3,376,388)     (37,103,014)
                                      ----------       ------------       ----------      -----------
    Net increase                       2,855,432       $ 26,843,403        1,209,917      $12,012,490
                                      ==========       ============       ==========      ===========

Service Class shares
                                       YEAR ENDED DECEMBER 31, 2001      PERIOD ENDED DECEMBER 31, 2000*
                                   --------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              347,903       $  3,166,062               19      $       200
Shares issued to shareholders in
  reinvestment of distributions                7                 66           --              --
Shares reacquired                         (2,162)           (19,856)          --              --
                                      ----------       ------------       ----------      -----------
    Net increase                         345,748       $  3,146,272               19      $       200
                                      ==========       ============       ==========      ===========
* For  the  period  from  the  inception  of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $876. The series had no borrowings during the year.

(7) Financial Instruments
The fund series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2001, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $2,071 with Deutsche Bank.

At December 31, 2001 the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective January 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $77,485 reduction in cost of securities and a corresponding $77,485 decrease in net unrealized depreciation, based on securities held by the fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $32,819, decrease net unrealized depreciation by $19,138, and decrease net realized losses by $13,681. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities of MFS High Income Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.62%.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, MA 02116.                                    VHI-2 2/02 18M